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                                                                    EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 24, 2004 relating to the financial statements of Pharmacyclics, Inc. which appear in Pharmacyclics, Inc.'s Annual Report on Form 10-K for the year ended June 30, 2004.

/s/ PricewaterhouseCoopers LLP

San Jose, California
January 13, 2005